U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2016

GRAND PERFECTA, INC.

(Exact name of registrant as specified in its charter)

000-55423

(Commission File No.)

Nevada (State or other jurisdiction of incorporation or organization)	46-1779352 (IRS Employer Identification No.)

21st Floor, South Tower, New Pier Takeshiba
1-16-1, Kaigan, Minato-ku, Tokyo, Japan

(Address of principal executive offices)

+81-3-3436-4577

(Registrant’s telephone number)

Not applicable

(Former Name or Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01       Changes in Registrant’s Certifying Accountant.

Previous Independent Registered Public Accounting Firm.

Effective April 26, 2016, Grand Perfecta, Inc. (the “Company”) engaged Mac Accounting Group, LLP, as the independent registered public accounting firm and auditors of the Company’s financial statements. Concurrently the Company ended the engagement with the prior independent registered public accounting firm, Haynie & Company.

Haynie & Company was engaged as the registered public accounting firm for the Company on January 14, 2016. Consequently, Haynie & Company did not render any report on the consolidated financial statements of the Company for the two most recent fiscal years ended July 31, 2015 and 2014.

During the period beginning with the engagement of Haynie & Company on January 14, 2016, and ending April 26, 2016, there were (i) no disagreements between the Company and Haynie & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Haynie & Company, would have caused Haynie & Company to make reference thereto in their report on the consolidated financial statements for the fiscal year ending July 31, 2016, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Haynie & Company with a copy of this Form 8-K and requested that Haynie & Company furnish a letter addressed to the Securities & Exchange Commission stating whether or not Haynie & Company agrees with the above statements. A copy of such letter is attached as Exhibit 16.1.

New Independent Registered Public Accounting Firm.

Effective April 26, 2016, the Company’s Board of Directors approved the engagement of Mac Accounting Group, LLP, as the Company’s independent registered public accounting firm and auditors of the Company’s financial statements. During the Company’s two most recent fiscal years ended July 31, 2015 and 2014, and in the subsequent interim period through April 26, 2016, the Company has not consulted with Mac Accounting Group, LLP, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Mac Accounting Group, LLP, concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01       Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description
16.1	Letter from Haynie & Company

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2016.	Grand Perfecta, Inc.

	By:	/s/ Masashi Takegaki
	Name:	Masashi Takegaki
	Title:	Chief Financial Officer

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